[LOGO] John Hancock(R)
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JOHN HANCOCK FUNDS


                                            ------------------------------------
                                            John Hancock Technology Leaders Fund


                                                           INSTITUTIONAL CLASS I


Prospectus

3.1.2006



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
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                        JOHN HANCOCK TECHNOLOGY LEADERS FUND                   4
                        --------------------------------------------------------


                        YOUR ACCOUNT
                        --------------------------------------------------------
                        Who can buy shares                                     6
                        Opening an account                                     6
                        Buying shares                                          7
                        Selling shares                                         8
                        Transaction policies                                  10
                        Dividends and account policies                        12
                        Additional investor services                          12


                        FUND DETAILS
                        --------------------------------------------------------
                        Business structure                                    13

                        Financial Highlights                                  14



                        FOR MORE INFORMATION                          BACK COVER
                        --------------------------------------------------------

Technology Leaders Fund

[GRAPHIC] GOAL AND STRATEGY

The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in companies that the manager believes are, or have the potential to be technology leaders. These companies may be in a variety of businesses including computer hardware, computer software and telecommunications, as well as those that are likely to benefit from the use or commercial application of scientific or technological discoveries.

In managing the portfolio, the manager focuses on securities which tend to be growth-oriented investments, but uses a value-based investment methodology to identify securities which the manager believes are undervalued relative to their intrinsic worth and possess characteristics which will lead to a higher market price over time. The manager may select investments to be included in the portfolio from those in the Light Index. The Light Index is a stock index which was developed and is published by Light Index Investment Company. The fund's Adviser has entered into an agreement with Henry Hewitt, President and majority shareholder of Light Index Investment Company, to provide consulting services to the fund including the use of the Light Index as a source of potential investment universe companies for the fund.

The manager will select particular companies for purchase by the fund based upon a review of various attributes, including sales growth and research and development expenditures. The manager may sell the stock of particular companies for a variety of reasons including a determination that a company is no longer a leading firm in its segment of the market.


As a result of its investment strategy, the fund typically invests in companies in the capitalization range of the Standard & Poor's 500 Index, which was $732.9 million to $384.8 billion as of January 31, 2006.


The fund may invest up to 10% of net assets in debt securities of any maturity, including bonds rated as low as CC/Ca and their unrated equivalents. (Bonds rated below BBB/Baa are considered junk bonds.) The fund may also invest in certain higher-risk securities, including securities that are not publicly offered or traded, called restricted securities.

The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal. The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable contributions.



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[GRAPHIC] PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help to provide an indication of the fund's risks. Year-by-year and average annual figures for the period prior to June 17, 2005 reflect the actual performance of the sole class of Light Revolution Fund, the fund's predecessor. On June 17, 2005, the fund acquired all of the assets of Light Revolution Fund, pursuant to an agreement and plan of reorganization in exchange for Class A shares of the fund. The total expenses for the fund's Class A shares are estimated to be lower than the predecessor fund's sole class of shares. The average annual returns for Class A have been restated to reflect applicable sales charges. This adjustment will have the effect of reducing the previously reported performance of the Light Revolution Fund. Since Class I shares have existed for less than a full calendar year, no annual returns have been provided for Class I. Total expenses for Class I should be lower than those of Class A, since Class I shares are not subject to sales charges or 12b-1 fees. Year-by-year and index figures do not reflect sales charges and would be lower if they did. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns
Best quarter: Q4 '01, 23.96%
Worst quarter: Q3 '01, -29.50%

After-tax returns
After-tax returns are shown for Class A shares only and would be different for Class I shares. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


Indexes (reflects no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded stocks.

NASDAQ -100 Index, includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market based on market capitalization.


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL]

   2000           2001           2002           2003           2004        2005
 -------        -------        -------         ------         -----        -----
 -22.91%        -18.90%        -34.48%         37.64%         8.00%        3.22%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average annual total returns (including sales charge)
for periods ending 12-31-95
--------------------------------------------------------------------------------
                                                                        Life of
                                                 1 year      5 year     Class A
                                                 ------      ------     -------
Class A before tax (began 6-29-99)               -1.94%      -4.98%      -1.02%
Class A after tax on distributions               -1.94%      -4.98%      -1.16%
Class A after tax on distributions, with sale    -1.26%      -4.17%      -0.94%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                       4.91%       0.54%       0.33%
NASDAQ -100 Index                                 1.89%      -6.62%      -4.73%
--------------------------------------------------------------------------------

[GRAPHIC]
MAIN RISKS
The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

Technology companies may face special risks, such as short product cycles that are difficult to predict. Large-capitalization stocks as a group could fall out of favor with the market. Some technology companies are smaller companies that may have limited product lines and financial and managerial resources, making them vulnerable to isolated business setbacks. To the extent the fund invests in small- or mid-capitalization stocks, stocks of small- and medium-capitalization companies can be more volatile than those of larger companies.

Stocks of technology companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the manager's security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:
|_| Certain derivatives could produce disproportionate losses.
|_| Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.
|_| Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.
|_| In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.

--------------------------------------------------------------------------------
[GRAPHIC]

YOUR EXPENSES
Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.


--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             1.00%
Other expenses                                                             6.11%
Total fund operating expenses                                              7.11%
Contractual expense reimbursement (at least until 2-28-07)                 5.81%
Net annual operating expenses                                              1.30%
--------------------------------------------------------------------------------


The hypothetical example below shows what your expenses would be after the expense reimbursement (first year only) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.


--------------------------------------------------------------------------------
Expenses                    Year 1         Year 3         Year 5         Year 10
--------------------------------------------------------------------------------
Class I                      $132          $1,576         $2,959          $6,170
--------------------------------------------------------------------------------

SUBADVISER
Sovereign Asset Management LLC
Responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1979

Supervised by the adviser

PORTFOLIO MANAGER
Anurag Pandit, CFA
Joined fund team in 2005
Senior vice president
Portfolio Manager, John Hancock Advisers, LLC (1996-2005)
Began business career in 1984


FUND CODES
Class I      Ticker           JTLIX
             CUSIP            409902632
             Newspaper        --
             SEC number       811-4079
             JH fund number   406

Your account
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WHO CAN BUY SHARES
Class I shares are offered without any sales charge to certain types of investors, as noted below:

|_|  Retirement and other benefit plans and their participants
|_|  Rollover assets for participants whose plans are invested in the fund
|_|  Endowment funds and foundations
|_| Any state, county or city, or its instrumentality, department, authority or agency
|_| Accounts registered to insurance companies, trust companies and bank trust departments
|_|  Investment companies not affiliated with the adviser
|_| Investors who participate in fee-based, wrap and other investment platform programs
|_|  Any entity that is considered a corporation for tax purposes
|_| Fund trustees and other individuals who are affiliated with this fund or other John Hancock funds

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1    Read this prospectus carefully.

2 Determine if you are eligible, by referring to "Who can buy shares" on the left.

3 Determine how much you want to invest. The minimum initial investment is $10,000. There is no minimum investment for retirement plans with at least 350 eligible employees.


4 All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call Signature Services at 1-888-972-8696.


5    Make your initial investment using the table on the next page.


6    Important information about opening a new account.
     To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT
     Act), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

     For individual investors opening an account: When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.

     For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.


John Hancock Funds, LLC, the fund's principal distributor, may pay significant compensation out of its own resources to your financial representative. These payments are described in the Statement of Additional Information (SAI).

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Other classes of shares of the fund, which have their own expense structure, may be offered in separate prospectuses.


6 YOUR ACCOUNT

--------------------------------------------------------------------------------
Buying shares
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              Opening an account                  Adding to an account
--------------------------------------------------------------------------------
By check
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[GRAPHIC]     |_| Make out a check for the        |_| Make out a check for the
                  investment amount, payable          investment amount, payable
                  to "John Hancock Signature          to "John Hancock Signature
                  Services, Inc."                     Services, Inc."

              |_| Deliver the check and your      |_| If your account has a
                  completed application to            detachable investment
                  your financial representative,      slip, please complete in
                  or mail them to Signature           its entirety. If no slip
                  Services (address below).           is available, include a
                                                      note specifying the fund
                                                      name(s), your share class,
                                                      your account number and
                                                      the name(s) in which the
                                                      account is registered.

                                                  |_| Deliver the check and
                                                      investment slip or note to
                                                      your financial
                                                      representative, or mail
                                                      them to Signature Services
                                                      (address below).
--------------------------------------------------------------------------------
By exchange
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[GRAPHIC]     |_| Call your financial             |_| Call your financial
                  representative or                   representative or
                  Signature Services to               Signature Services to
                  request an exchange.                request an exchange.

              |_| You may only exchange           |_| You may only exchange
                  Class I shares for other            Class I shares for other
                  Class I shares or Money             Class I shares or Money
                  Market Fund Class A                 Market Fund Class A
                  shares.                             shares.
--------------------------------------------------------------------------------
By wire
--------------------------------------------------------------------------------

[GRAPHIC]     |_| Deliver your completed          |_| Obtain wiring instructions
                  application to your                 by calling Signature
                  financial representative            Services at
                  or mail it to Signature             1-888-972-8696.
                  Services.
                                                  |_| Instruct your bank to wire
              |_| Obtain your account number          the amount of your
                  by calling your financial           investment.
                  representative or
                  Signature Services.             Specify the fund name, your
                                                  share class, your account
              |_| Obtain wiring instructions      number and the name(s) in
                  by calling Signature            which the account is
                  Services at                     registered. Your bank may
                  1-888-972-8696.                 charge a fee to wire funds.

              |_| Instruct your bank to wire
                  the amount of your
                  investment.

              Specify the fund name, your
              choice of share class, your
              the new account number and the
              name(s) in which the account
              is registered. Your bank may
              charge a fee to wire funds.
--------------------------------------------------------------------------------
By phone
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[GRAPHIC]      See "By exchange" and "By wire."    |_| Verify that your bank or
                                                      credit union is a member
                                                      of the Automated Clearing
                                                      House (ACH) system.

                                                  |_| Complete the "To Purchase,
                                                      Exchange or Redeem Shares
                                                      via Telephone" and "Bank
                                                      Information" sections on
                                                      your account application.

                                                  |_| Call Signature Services
                                                      between 8:30 A.M. and 5:00
                                                      P.M. Eastern Time on most
                                                      business days to verify
                                                      that these features are in
                                                      place on your account.

                                                  |_| Call your financial
                                                      representative or
                                                      Signature Services with
                                                      the fund name(s), your
                                                      share class, your account
                                                      number, the name(s) in
                                                      which the account is
                                                      registered and the amount
                                                      of your investment.


----------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative
for instructions and assistance.
----------------------------------------

                                                                  YOUR ACCOUNT 7

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------

                                                  To sell some or all of
                                                  your shares
--------------------------------------------------------------------------------
By letter
--------------------------------------------------------------------------------
[GRAPHIC]     |_| Sales of any amount.            |_| Write a letter of
                                                      instruction indicating the
                                                      fund name, your account
                                                      number, your share class,
                                                      the name(s) in which the
                                                      account is registered and
                                                      the dollar value or number
                                                      of shares you wish to
                                                      sell.

                                                  |_| Include all signatures and
                                                      any additional documents
                                                      that may be required (see
                                                      next page).

                                                  |_| Mail the materials to
                                                      Signature Services.

                                                  |_| A check or wire will be
                                                      sent according to your
                                                      letter of instruction.

                                                  |_| Certain requests will
                                                      require a Medallion
                                                      signature guarantee.
                                                      Please refer to "Selling
                                                      shares in writing" on the
                                                      next page.
--------------------------------------------------------------------------------
By phone
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[GRAPHIC]     Amounts up to $100,000:             |_| Redemption proceeds of up
                                                      to $100,000 may be sent by
              |_| Most accounts.                      wire or by check. A check
                                                      will be mailed to the
                                                      exact name(s) and address
                                                      on the account.

                                                  |_| To place your request with
                                                      a representative at John
                                                      Hancock Funds, call
                                                      Signature Services between
                                                      8:30 A.M. and 5:00 P.M.
                                                      Eastern Time on most
                                                      business days or your
                                                      financial representative.
              Amounts up to $5 million:

              |_| Available to the following      |_| Redemption proceeds
                  types of accounts:                  exceeding $100,000 must be
                  custodial accounts held by          wired to your designated
                  banks, trust companies or           bank account.
                  broker-dealers; endowments
                  and foundations; corporate      |_| Redemption proceeds
                  accounts; group retirement          exceeding $100,000 and
                  plans; and pension                  sent by check will require
                  accounts (excluding IRAs,           a letter of instruction
                  403(b) plans and all John           with a Medallion signature
                  Hancock custodial                   guarantee. Please refer to
                  retirement accounts).               "Selling shares in
                                                      writing" on the next page.

--------------------------------------------------------------------------------
By wire or electronic funds transfer (EFT)
--------------------------------------------------------------------------------
[GRAPHIC]     |_| Requests by letter to sell      |_| To verify that the
                  any amount.                         telephone redemption
                                                      privilege is in place on
              |_| Qualified requests by               an account, or to request
                  phone to sell up to $5              the forms to add it to an
                  million (accounts with              existing account, call
                  telephone redemption                Signature Services.
                  privileges).
                                                  |_| Amounts of $5 million or
                                                      more will be wired on the
                                                      next business day.

                                                  |_| Amounts up to $100,000 may
                                                      be sent by EFT or by
                                                      check. Funds from EFT
                                                      transactions are generally
                                                      available by the second
                                                      business day. Your bank
                                                      may charge a fee for this
                                                      service.
--------------------------------------------------------------------------------
By exchange
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[GRAPHIC]     |_| Sales of any amount.            |_| Obtain a current
                                                      prospectus for the fund
                                                      into which you are
                                                      exchanging by calling your
                                                      financial representative
                                                      or Signature Services.

                                                  |_| You may only exchange
                                                      Class I shares for other
                                                      Class I shares or Money
                                                      Market Fund Class A
                                                      shares.

                                                  |_| Call your financial
                                                      representative or
                                                      Signature Services to
                                                      request an exchange.


8 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below, unless they were previously provided to Signature Services and are still accurate. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

|_| your address of record has changed within the past 30 days

|_| you are selling more than $100,000 worth of shares and are requesting payment by check

|_| you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts).

|_| you are requesting payment other than by a check/wire mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your Medallion signature guarantee from a member of the Signature Guarantee Medallion Program. Most banks, brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

--------------------------------------------------------------------------------
Seller                                  Requirements for written requests
                                                                       [GRAPHIC]
--------------------------------------------------------------------------------
Owners of individual, joint or          |_| Letter of instruction.
UGMA/UTMA accounts (custodial
accounts for minors).                   |_| On the letter, the signatures
                                            of all persons authorized to
                                            sign for the account, exactly
                                            as the account is registered.

                                        |_| Medallion signature guarantee
                                            if applicable (see above).
--------------------------------------------------------------------------------
Owners of corporate, sole               |_| Letter of instruction.
proprietorship, general partner or
association accounts.                   |_| Corporate business/organization
                                            resolution, certified within
                                            the past 12 months, or a John
                                            Hancock Funds
                                            business/organization
                                            certification form.

                                        |_| On the letter and the
                                            resolution, the signature of
                                            the person(s) authorized to
                                            sign for the account.

                                        |_| Medallion signature guarantee
                                            if applicable (see above).
--------------------------------------------------------------------------------
Owners or trustees of retirement        |_| Letter of instruction.
plan, pension trust and trust
accounts.                               |_| On the letter, the signature(s)
                                            of the trustee(s).

                                        |_| Copy of the trust document
                                            certified within the past 12
                                            months or a John Hancock Funds
                                            trust certification form.

                                        |_| Medallion signature guarantee
                                            if applicable (see above).
--------------------------------------------------------------------------------
Joint tenancy shareholders with         |_| Letter of instruction signed by
rights of survivorship with a               surviving tenant.
deceased co-tenant(s).
                                        |_| Copy of death certificate.

                                        |_| Medallion signature guarantee
                                            if applicable (see above).

                                        |_| Inheritance tax waiver (if
                                            applicable).
--------------------------------------------------------------------------------
Executors of shareholder estates.       |_| Letter of instruction signed by
                                            executor.

                                        |_| Copy of order appointing
                                            executor, certified within the
                                            past 12 months.

                                        |_| Medallion signature guarantee
                                            if applicable (see above).

                                        |_| Inheritance tax waiver (if
                                            applicable).
--------------------------------------------------------------------------------
Administrators, conservators,           |_| Call 1-888-972-8696 for
guardians and other sellers or              instructions.
account types not listed above.
--------------------------------------------------------------------------------


----------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative
for instructions and assistance.
----------------------------------------

                                                                  YOUR ACCOUNT 9

TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for the fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The fund generally values its portfolio of equity securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, a fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the board of trustees. All methods of determining the value of a security used by a fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by a fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. In certain circumstances a fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by a fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell fund shares. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. The fund uses a pricing matrix to determine the value of fixed-income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The fund values debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the SAI.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange Class I shares for shares of any other institutional fund, Class I shares or Money Market Fund Class A shares. The registration for both accounts involved must be identical.

A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Excessive trading The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel, (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on exchange activity" described below if the fund or its agents determine that accepting the order could interfere with the efficient management of the fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund's judgment, such delay would be in the fund's best interest, in which case both the redemption and purchase side of the exchange will receive the fund's net asset values at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies The fund's board of trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

10 YOUR ACCOUNT

Limitation on exchange activity The fund, through its agents, undertakes to use its best efforts to exercise the fund's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of the fund's shareholder accounts and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the fund to prevent its excessive trading, there is no guarantee that the fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the funds. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

Excessive trading risk To the extent that the fund or its agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

|_| A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

|_| The fund may invest a material portion of its assets in securities of non-U.S. issuers and may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information John Hancock Funds, LLC is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds, LLC may close your account, redeem your shares at the next NAV and take other steps that it deems reasonable.

Certificated shares The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.


                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

|_| after every transaction (except a dividend reinvestment) that affects your account balance

|_| after any changes of name or address of the registered owner(s)

|_| in all other circumstances, at least quarterly

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The fund generally distributes most or all of its net earnings in the form of dividends. The fund declares and pays any income dividends annually. Capital gains, if any, are distributed annually.

Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have your dividends and capital gains sent directly to your bank account or a check will be sent in the amount of more than $10. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund's short-term capital gains are taxable as ordinary income. Dividends from the fund's long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Fund securities The fund's portfolio securities disclosure policy can be found in the SAI and on the fund's Web site, www.jhfunds.com. The fund's Web site also lists fund holdings. Portfolio holding information is posted on the fund's Web site each month on a one month lag and is available on the fund's Web site until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission ("SEC"). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the fund's Web site.


12 YOUR ACCOUNT

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE


The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations. The trustees have the power to change the fund's investment goal without shareholder approval.

The trustees also have the power to change the fund's policy of investing at least 80% of its assets in "technology leaders" without shareholder approval. The fund will provide shareholders with written notice at least 60 days prior to a change in this 80% policy.

The management firm The fund's investment adviser is John Hancock Advisers, LLC, 601 Congress Street, Boston, MA 02210-2805. Founded in 1968, John Hancock Advisers, LLC is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and managed approximately $28 billion in assets as of December 31, 2005.

Management fee During its most recent fiscal year, the fund paid the investment adviser a management fee of 0.00% of the fund's average daily net assets, after the expense reimbursements.

A discussion  regarding the basis for the board of trustees approving the fund's
investment   advisory  agreement  is  available  the  fund's  annual  report  to shareholders dated October 31, 2005.

Subadvisers Sovereign Asset Management LLC ("Sovereign") subadvises the Fund. Sovereign was founded in 1979 and provided investment advisory services to individual and institutional investors. Sovereign is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and, as of December 31, 2005, had a total assets under management of approximately $25 billion.



                                                                 FUND DETAILS 13

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

This table details the performance of the fund's Class I share class, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by Price PricewaterhouseCoopers LLC.

CLASS I SHARES   PERIOD ENDED                                        10-31-05(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $8.84
Net investment loss(2)                                                 (0.01)
Net realized and unrealized gain on investments                         0.22
Total from investment operations                                        0.21
Net asset value, end of period                                         $9.05
Total return(3,4) (%)                                                   2.38(5)
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in millions)                                   --(6)
Ratio of expenses to average net assets (%)                            1.297
Ratio of adjusted expenses to average net assets(8) (%)                7.107
Ratio of net investment loss to average net assets (%)                 (0.46)(7)
Portfolio turnover (%)                                                    59
--------------------------------------------------------------------------------

1   Class I shares began operations on 6-20-05.
2   Based on the average of the shares outstanding.
3   Assumes dividend reinvestment and does not reflect the effect of sales charges.
4 Total return would have been lower had certain expenses not been reduced during the period shown.
5   Not annualized.
6   Less than $500,000.
7   Annualized.
8   Does not take into consideration expense reductions during the period shown.


--------------------------------------------------------------------------------
The following return is not audited and is not part of the audited financial highlights presented above: Without the expense reductions, the return for the year ended October 31, 2005 would have been 0.27% for Class I.



14 FUND DETAILS

For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock Technology Leaders Fund:

Annual/Semiannual Report to Shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund. The fund's SAI includes a summary of the fund's policy regarding disclosure of its portfolio holdings. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way,
Suite 1001 Boston, MA 02217-1001

By phone: 1-888-972-8696
By EASI-Line: 1-800-597-1897
By TDD: 1-800-554-6713

In addition, you may visit the fund's Web site at www.jhfunds.com to obtain a free copy of a prospectus, SAI, annual or semiannual report or to request other information.

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov (duplicating fee required)

On the Internet: www.sec.gov

(C)2006 JOHN HANCOCK FUNDS, LLC        06IPN   3/06

John Hancock(R) [LOGO}

John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805
www.jhfunds.com